Related Party Disclosures	12 Months Ended
Mar. 31, 2018
Related Party Transactions [Abstract]
Related Party Disclosures

18. Related Party Disclosures

For the years ended the year ended March 31, 2016, 2017 and 2018, the Company incurred rent expense on office facilities and guest house facilities totaling INR 14,970, INR 19,362 and INR 15,402 (US$ 237), respectively, where the lessors are related to the chief executive officer and another director of APGL. As of March 31, 2017, and 2018, the Company had security deposits with these lessors totaling INR 8,567 and INR 2,160 (US$ 33). During the year, the Company vacated the said office premises and has obtained the refund of the security deposit amounting to INR 6,407 (US$ 98), respectively.

Mr. Inderpreet Singh Wadhwa and Mr. Harkanwal Singh Wadhwa have personally guaranteed a working capital facility provided by the Central Bank of India, for INR 1,980.0 million, in favor of the lender. However, as the limits are fully cash collateralized there is no liability against these guarantees and we are in the process of releasing these guarantees.

In addition, Mr. Inderpreet Singh Wadhwa and Mr. Harkanwal Singh Wadhwa had earlier provided personal guarantees in favor of the Central Bank of India for the repayment of loans of three of our project subsidiaries for payment of any interest and other monies payable to the lender. These loans have been fully paid and there are no outstanding loan balances. Thus, in respect of these SPVs, there are no personal guarantees in force.